Exhibit 21.1
Subsidiaries of the Company

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
ACN Group IPA of New York, Inc.	NY	OptumHealth Care Solutions, Inc.
ACN Group of California, Inc.	CA	OptumHealth Care Solutions, Inc.	OptumHealth Physical Health of California
AIM Healthcare Services, Inc.	TN	OptumInsight, Inc.	Healthcare Data Solutions Overpayment Recovery Services
A-Life Hospital Coding, LLC	DE	A-Life Medical, Inc.
A-Life Medical, Inc.	CA	OptumInsight, Inc.
All Savers Insurance Company	IN	Golden Rule Financial Corporation
All Savers Life Insurance Company of California	CA	Golden Rule Financial Corporation
American Medical Security Life Insurance Company	WI	Golden Rule Financial Corporation	UnitedHealthOne
AmeriChoice Corporation	DE	UnitedHealth Group Incorporated
AmeriChoice Health Services, Inc.	DE	AmeriChoice Corporation
AmeriChoice of Connecticut, Inc.	CT	AmeriChoice Corporation
AmeriChoice of Georgia, Inc.	GA	AmeriChoice Corporation
AmeriChoice of New Jersey, Inc.	NJ	AmeriChoice Corporation	UnitedHealthcare Community Plan
Aperture Credentialing, Inc.	DE	OptumInsight, Inc.
Arizona Physicians IPA, Inc.	AZ	UnitedHealthcare of Arizona, Inc.	UnitedHealthcare Arizona Physicians IPA
ASI Global, LLC	TX	FrontierMEDEX, Inc.
Axolotl Corp.	DE	OptumInsight, Inc.
bConnected Software, Inc.	DE	Connextions, Inc.
Behavioral Healthcare Options, Inc.	NV	Sierra Health Services, Inc.
BP Inc.	DE	United HealthCare Services, Inc.	BP Services BP Services, Inc. BP Services of Minnesota BP Insurance Services, Inc. BP of Minnesota Insurance Services BPI, Inc. BPI Services BPI Services, Inc. BP Inc. of Delaware BP Insurance Services
Canada Health Group International Limited	Canada	FrontierMEDEX Canada Holdings Ltd.
CanReg (Europe) Limited	Ireland	CanReg Inc.
CanReg Inc.	Canada	OptumInsight, Inc.
CareMedic Systems, Inc.	DE	OptumInsight, Inc.
ChinaGate (Hong Kong) Limited	Hong Kong	Optum, Inc.
ChinaGate Company Limited	China	ChinaGate (Hong Kong) Ltd.
CII Financial, Inc.	CA	Sierra Health Services, Inc.
Citipsych Pty. Limited	Australia	PPC Worldwide Unit Trust
Citrus Health Care, Inc.	FL	PHC Holdings of Florida, Inc.
Collaborative Care Holdings, LLC	DE	OptumHealth Holdings, LLC
Collaborative Care Services, Inc.	DE	Collaborative Care Holdings LLC
Collaborative Care Solutions, LLC.	DE	Collaborative Care Services, Inc.
Comfort Care Transportation, LLC	TX	WellMed Medical Management, Inc.
Commonwealth Administrators, LLC	KY	UMR, Inc.
Connextions HCI NM, LLC	NM	Connextions, Inc.
Connextions HCI, LLC	FL	Connextions, Inc.
Connextions, Inc.	FL	OptumHealth Holdings, LLC

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
Corporate Support Limited	UK	Personal Performance Consultants UK Limited
DBP Services of New York IPA, Inc.	NY	Dental Benefit Providers, Inc.
DCG Resource Options, LLC	ME	Specialy Benefits, LLC	Workup, LLC
Dental Benefit Providers of California, Inc.	CA	Dental Benefit Providers, Inc.	OptumHealth Dental of California
Dental Benefit Providers of Illinois, Inc.	IL	Dental Benefit Providers, Inc.
Dental Benefit Providers, Inc.	DE	United HealthCare Services, Inc.	DBP Services DBP Services Inc.
Distance Learning Network, Inc.	DE	OptumHealth Holdings, LLC	i3CME OptumHealth Education
Duncan Printing Services, LLC	SC	UnitedHealthcare Insurance Company
Electronic Network Systems, Inc.	DE	OptumInsight, Inc.
ELG FZE	Dubai	FrontierMEDEX Limited
Evercare Collaborative Solutions, Inc.	DE	Ovations, Inc.
Evercare Hospice, Inc.	DE	Collaborative Care Holdings, LLC
Evercare Hospice
Evercare Hospice and Palliative Care
Evercare Hospice and Palliative Care of Colorado Springs
Evercare Hospice and Palliative Care of Denver
Evercare Palliative Care
Evercare Palliative Services
Evercare Palliative Services of Atlanta
Evercare Palliative Services of Cincinnati
Evercare Palliative Services of Colorado Springs
Evercare Palliative Services of Cleveland
Evercare Palliative Services Denver
Evercare Palliative Services of Dover
Evercare Palliative Services of Eugene
Evercare Palliative Services of Houston
Evercare Palliative Services of Phoenix
Evercare Palliative Services of Portland
Evercare Palliative Services of Salem
Evercare Palliative Services of Tucson
Evercare Palliative Services of Vienna

Evercare of Arizona, Inc.	AZ	Ovations, Inc.
Executive Health Resources, Inc.	PA	OptumInsight, Inc.
Exlogs EBT Holdings Limited	Jersey	FrontierMEDEX UK Limited
Exlogs HSE, Inc.	Newfoundland	Exlogs HSE, Inc. (Canada)
Exlogs HSE, Inc. (Canada)	Canada	FrontierMEDEX Canada Holdings Ltd.
Exploration for Mine Clearance, LLC	Iraq	FrontierMEDEX UK Limited
Exploration Logisitcs Newfoundland Limited	Canada	FontierMEDEX Canada Limited
Exploration Logistics BC Limited	Canada	FontierMEDEX Canada Limited
Exploration Logistics Group Inc.	DE	FrontierMEDEX Limited
Exploration Logistics Inc.	DE	Exploration Logistics Group Inc.
Exploration Logistics Limited	UK	FrontierMEDEX Limited
Exploration Logistics Nova Scotia Limited	Canada	FontierMEDEX Canada Limited
Exploration Medical Services International (Nigeria) Limited	Canada	FontierMEDEX Canada Limited
Family Health Care Services	NV	Sierra Health Services, Inc.
Family Home Hospice, Inc.	NV	Sierra Health Services, Inc.	COU, Inc.
FMG Holdings, LLC	DE	UnitedHealth Group Incorporated
Focus EAP Ltd.	UK	Personal Performance Consultants UK Limited
FOHP, Inc.	NJ	Oxford Health Plans LLC
FontierMEDEX Canada Limited	Canada	Canada Health Group International Limited
FOR HEALTH OF ARIZONA, INC.	AZ	For Health, Inc.	INSPRIS of Arizona
For Health of Rhode Island, Inc.	RI	For Health, Inc.

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
For Health, Inc.	DE	Inspiris, Inc.
Frontier Manpower Services LLC	DE	Exploration Logistics Group Inc.
Frontier Medical Services Limited	UK	FrontierMEDEX UK Limited
FrontierMEDEX Canada Holdings Ltd.	Canada	FrontierMEDEX Limited
FrontierMEDEX Group Limited	UK	FMG Holdings, LLC
FrontierMEDEX Limited	UK	FrontierMEDEX UK Limited
FrontierMEDEX UK Limited	UK	FrontierMEDEX Group Limited
FrontierMEDEX US, Inc.	DE	FrontierMEDEX Group Limited
FrontierMEDEX, Inc.	MN	FrontierMEDEX US, Inc.
Geriatrix of Massachusetts, Inc	TN	Inspiris, Inc.	INSPIRIS of Massachusetts
Geriatrix of Oklahoma Senior Care Management, Inc.	OK	Inspiris, Inc.
Golden Rule Financial Corporation	DE	UnitedHealth Group Incorporated
Golden Rule Insurance Company	IN	Golden Rule Financial Corporation	UnitedHealthOne
H & W Indemnity, Ltd.	Caymans	UnitedHealth Group Incorporated
Health Net Insurance of New York, Inc.	NY	Oxford Health Plans LLC
Health Net of Connecticut, Inc.	CT	Oxford Health Plans LLC
Health Net of New Jersey, Inc.	NJ	FOHP, Inc.
Health Net of New York, Inc.	NY	Oxford Health Plans LLC
Health Net Services (Bermuda) Ltd.	Bermuda	Oxford Health Plans LLC
Health Plan of Nevada, Inc.	NV	Sierra Health Services, Inc.
Health Technology Analysts Pty. Limited	Australia	OptumInsight, Inc.
HealthAllies, Inc.	DE	OptumHealth Holdings, LLC	OptumHealth Allies UnitedHealth Allies
Hospice Inspiris Holdings, Inc.	TN	Inspiris, Inc.
Hospice INSPIRIS of Ohio, Inc.	TN	Hospice Inspiris Holdings, Inc.
Hospice Inspiris of Pennsylvania, Inc.	TN	Hospice Inspiris Holdings, Inc.
Hospice Inspiris of Texas, Inc.	TN	Hospice Inspiris Holdings, Inc.
Hospice Inspiris, LLC	TN	FOR HEATLH OF ARIZONA, INC.
Hygeia Corporation	DE	UnitedHealth International, Inc.
Hygeia Corporation (Ontario)	Ontario	Hygeia Corporation
Independent Physician Management Services, Inc.	DE	Collaborative Care Holdings, LLC
Information Network Corporation	AZ	AmeriChoice Corporation
Ingenix Innovus (Deutschland) GmbH	Germany	Ingenix Innovus (Netherlands) BV
Ingenix Innovus (Netherlands) B.V.	Netherlands	Optum, Inc.
Ingenix Innovus (Singapore) Pte Ltd	Singapore	OptumInsight, Inc.
Ingenix Pharmaceutical Services (Sweden) AB	Sweden	Ingenix Innovus (Netherlands) B.V.
Ingenix Public Sector Solutions, Inc.	DE	OptumInsight, Inc.
Ingenix UK Holdings Limited	UK	Optum, Inc.
Ingram & Associates, LLC	TN	AIM Healthcare Services, Inc.	Ingram BPO Services, LLC Ingram & Associates, LLC (Tennessee) Ingram & Associates, (Tennessee) LLC
Innovative Cost Solutions, LLC	IL	OptumInsight, Inc.
Innovus Italy S.r.l.	Italy	Ingenix Innovus (Netherlands) BV
INSPIRIS Aging in Place Services, Inc.	TN	Inspiris, Inc.	HomeLonger by INSPIRIS
Inspiris of Alabama, Inc.	TN	Inspiris, Inc.
Inspiris of Maryland, Inc.	TN	Inspiris, Inc.
Inspiris of Michigan, Inc.	TN	Inspiris, Inc.

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
INSPIRIS of New York IPA, Inc.	NY	Inspiris, Inc.	Care Level Management of New York INSPIRIS of New York IPA
INSPIRIS of New York Management, Inc.	NY	Inspiris, Inc.	INSPIRIS of New York Management
INSPIRIS of Ohio, Inc.	TN	Inspiris, Inc.
Inspiris of Pennsylvania, Inc.	TN	Inspiris, Inc.	Care Level Management of Pennsylvania
Inspiris of Tennessee, Inc.	TN	Inspiris, Inc.
INSPIRIS of Texas Physician Group	TX	Inspiris of Texas, Inc.
Inspiris of Texas, Inc.	TN	Inspiris, Inc.	Care Level Management of Texas
Inspiris Services Company	TN	Inspiris, Inc.	Care Level Management of Florida Inspiris of Florida
Inspiris, Inc.	DE	Collaborative Care Holdings, LLC
Integris Inc.	DE	OptumInsight, Inc.	Bull Services Bull Services Inc. Ingenix Bull Services, Inc. dba Integris Inc.
International Psychological Services Pty Limited	Australia	PPC Worldwide Holdings Pty. Ltd.
Lifeprint East, Inc.	DE	Collaborative Care Holdings, LLC
Lifeprint Health, Inc.	DE	Collaborative Care Holdings LLC
LighthouseMD, Inc.	RI	OptumInsight, Inc.
Logisitics Health, Inc.	WI	OptumHeatlh Holdings, LLC
Lynx Medical Systems, Inc.	WA	Picis, Inc.
Magnetix Corporation	FL	Connextions, Inc.
MAMSI Insurance Resources, LLC	MD	OneNet PPO, LLC
MAMSI Life and Health Insurance Company	MD	Mid Atlantic Medical Services, LLC	MAMSI Life and Health MLH
Managed Physical Network, Inc.	NY	OptumHealth Care Solutions, Inc.
MD-Individual Practice Association, Inc.	MD	Mid Atlantic Medical Services, LLC	M.D. IPA M.D. IPA HEALTH M.D. IPA PREFERRED M.D. IPA, The Quality Care Health Plan
Medekit.com Limited	UK	FrontierMEDEX Limited
MEDEX Insurance Services, Inc.	MD	FrontierMEDEX, Inc.
Medical Preparatory School of Allied Health, LLC	TX	WellMed Medical Management, Inc.
Midwest Security Life Insurance Company	WI	UnitedHealthcare, Inc.
Mohave Valley Hospital, Inc.	AZ	Southwest Medical Associates, Inc.
National Pacific Dental, Inc.	TX	PacificDental Benefits, Inc.
Neighborhood Health Partnership, Inc.	FL	UnitedHealthcare, Inc.	Neighborhood Health Neighborhood Health Partnership NHP
Netwerkes, LLC	TN	AIM Healthcare Services, Inc.
Nevada Pacific Dental	NV	Dental Benefit Providers, Inc.
Northern Nevada Health Network, Inc.	NV	Sierra Health Services, Inc.
OneNet PPO, LLC	MD	UnitedHealthcare Insurance Company
Optimum Choice, Inc.	MD	Mid Atlantic Medical Services, LLC	OCI OCI HEALTH PLAN OCI PREFERRED OPTIMUM CHOICE OPTIMUM CHOICE HEALTH PLAN OPTIMUM CHOICE PREFERRED Optimum Choice Advantage
Optum Clinical Services, Inc.	DE	Collaborative Care Holdings, LLC
Optum Saúde Serviços (Brasil) Ltda.	Brazil	Ingenix Innovus (Netherlands) B.V.

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
Optum, Inc.	DE	United HealthCare Services, Inc.
OptumHealth Bank, Inc.	UT	OptumHealth Financial Services, Inc.	Exante Bank
OptumHealth Capital, Inc.	DE	OptumHealth Financial Services, Inc.
OptumHealth Care Solutions, Inc.	MN	OptumHealth Holdings, LLC	OptumHealth Care Solutions
OptumHealth Financial Services, Inc.	DE	OptumHealth Holdings, LLC
OptumHealth Holdings, LLC	DE	Optum, Inc.
OptumHealth International B.V.	Netherlands	Optum, Inc.
OptumInsight Holdings, LLC	DE	Optum, Inc.
OptumInsight Korea LLC	Republic of Korea	OptumInsight, Inc.
OptumInsight Poland sp. z.o.o.	Poland	Ingenix Innovus (Netherlands) B.V.
OptumInsight, Inc.	DE	OptumInsight Holdings, LLC	Reden & Anders
OptumRx Holdings, LLC	DE	Optum, Inc.
OptumRx, Inc.	CA	OptumRx Holdings, LLC	Prescription Solutions PRESCRIPTION SOLUTIONS FirstLine Medical
Ovations, Inc.	DE	United HealthCare Services, Inc.
Oxford Benefit Management, Inc.	CT	Oxford Heath Plans LLC
Oxford Health Insurance, Inc.	NY	Oxford Health Plans (NY), Inc.
Oxford Health Plans (CT), Inc.	CT	Oxford Heath Plans LLC
Oxford Health Plans (NJ), Inc.	NJ	Oxford Heath Plans LLC
Oxford Health Plans (NY), Inc.	NY	Oxford Heath Plans LLC
Oxford Heath Plans LLC	DE	UnitedHealth Group Incorporated	Oxford Agency - Oxford Health Plans, Inc.
PacifiCare Health Plan Administrators, Inc.	IN	PacifiCare Health Systems, LLC.	Dental Strategies PacifiCare Dental PacifiCare Dental & Vision PacifiCare Dental and Vision PacifiCare Dental & Vision Administrators PacifiCare Dental and Vision Administrators PacifiCare Vision
PacifiCare Health Systems, LLC	DE	UnitedHealth Group Incorporated
PacifiCare Life and Health Insurance Company	IN	PacifiCare Health Plan Administrators, Inc.	UnitedHealthOne
PacifiCare Life Assurance Company	CO	PacifiCare Health Plan Administrators, Inc.	UnitedHealthOne
PacifiCare of Arizona, Inc.	AZ	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Colorado, Inc.	CO	PacifiCare Health Plan Administrators, Inc.	Comprecare, Inc. Secure Horizons
PacifiCare of Nevada, Inc.	NV	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
Passport Coast-to-Coast LLC	DE	United HealthCare Services, Inc.
Paularino Third Party Administrators, Inc.	Canada	For Health, Inc.
Personal Performance Consultants India Private Limited	India	OptumHealth International B.V.
Personal Performance Consultants UK Limited	UK	PPC International, L.L.C.
PHC Holdings of Florida, Inc.	TX	PHC Subsidiary Holdings, LLC
PHC Subsidiary Holdings, LLC	TX	United HealthCare Services, Inc.
Physicians Health Choice of Arkansas, Inc.	AR	PHC Subsidiary Holdings, LLC
Physicians Health Choice of New Mexico, Inc.	NM	PHC Subsidiary Holdings, LLC
Physicians Health Choice of Texas, LLC	TX	PHC Subsidiary Holdings, LLC	Physicians Health Choice
Physicians Heath Plan of Maryland, Inc.	MD	Mid Atlantic Medical Services, LLC
Picis Research & Development, S.A.	Spain	Ingenix Innovus (Netherlands) BV
Picis, Inc.	DE	OptumInsight, Inc.

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
Picis, Ltd.	UK	Picis, Inc.
Picis, S.A.S.	France	Ingenix Innovus (Netherlands) BV
PPC (Shanghai) Management Consulting Co., Ltd	PRC	PPC International, L.L.C.
PPC International II, LLC	MO	United Behavioral Health
PPC International, L.L.C.	MO	Optum, Inc.
PPC Worldwide Canada EAP Services Ltd.	Canada	PPC International, L.L.C.	Internlock Employee and Family Assistance
PPC Worldwide Holdings Pty. Ltd.	Australia	Personal Performance Consultants UK Limited
PPC Worldwide Management Pty. Ltd.	Australia	PPC Worldwide Holdings Pty. Ltd.
PPC Worldwide Pte. Ltd.	Singapore	International Psychological Services Pty, Limited
PPC Worldwide Pty Ltd	Australia	PPC Worldwide Holdings Pty. Ltd.
PPC Worldwide Unit Trust	Australia	PPC Worldwide Holdings Pty. Ltd.
ppoONE, Inc.	DE	United HealthCare Services, Inc.
Prime Health, Inc.	NV	Sierra Health Services, Inc.	Med One Works
ProcessWorks, Inc.	WI	UnitedHealthcare, Inc.
QualityMetric Incorporated	DE	OptumInsight, Inc.
R&H Family Fitness Unlimited LLC	TX	WellMed Medical Management, Inc.	Family Fitness Limited Elvira Cisneros Community Center by WellMed
Ravens Acquisition Corp.	MD	United HealthCare Services, Inc.
Rx Solutions NY IPA, Inc.	NY	OptumRx, Inc.
ScriptSwitch Holdings Limited	UK	Ingenix UK Holdings Limited
ScriptSwitch Limited	UK	ScriptSwitch Holdings Limited
Sierra Health and Life Insurance Company, Inc.	CA	Sierra Health Services, Inc.
Sierra Health Services, Inc.	NV	UnitedHealthcare, Inc.
Sierra Health-Care Options, Inc.	NV	Sierra Health Services, Inc.
Sierra Home Medical Products, Inc.	NV	Sierra Health Services, Inc.	THC of Nevada THC of Nevada Pharmacy
Sierra Nevada Administrators, Inc.	NV	Sierra Health Services, Inc.
Southwest Medical Associates, Inc.	NV	Sierra Health Services, Inc.	Southwest Hospitalist Services Group SMA Lifestyle Center
Southwest Michigan Health Network Inc.	MI	UnitedHealthcare, Inc.
Specialty Benefits, LLC	DE	United HealthCare Services, Inc.
Spectera of New York, IPA, Inc.	NY	Spectera, Inc.
Spectera, Inc.	MD	Specialty Benefits, LLC	CARE Programs, a division of Spectera, Inc. Spectera United Optical
The Lewin Group, Inc.	NC	Ingenix Public Sector Solutions, Inc.
Three Rivers Holdings, Inc.	DE	AmeriChoice Corporation
Travel Express Incorporated	MD	FrontierMEDEX, Inc.
U.S. Behavioral Health Plan, California	CA	United Behavioral Health	OptumHealth Behavioral Solutions of California
UHC International Services, Inc.	DE	UnitedHealth Group Incorporated
UHC of California	CA	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons UnitedHealthcare of California
UHIC Holdings, Inc.	DE	United HealthCare Services, Inc.
UMR Care Management, LLLP	DE	United HealthCare Services, Inc.	UMR Care Management, LLP UMR Care Management, LLLP, LTD. ValueCHECK VALUECHECK

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
UMR, Inc.	DE	United HealthCare Services, Inc.	Avidyn Health Fiserv Health - Wausau Benefits Fiserv Health - Kansas UMR UMR, Inc.
Unimerica Insurance Company	WI	OptumHealth Holdings, LLC	Unimerica Life Insurance Company
Unimerica Life Insurance Company of New York	NY	UnitedHealthcare Insurance Company
Union Health Solutions, Inc.	CA	PacifiCare Health Systems, LLC.
Unison Administrative Services, LLC	PA	Three Rivers Holdings, Inc.
Unison Health Plan of Delaware, Inc.	DE	Three Rivers Holdings, Inc.
Unison Health Plan of Tennessee, Inc.	TN	Three Rivers Holdings, Inc.	Unison Unison Kids Unison Health Plan Unison Advantage
Unison Health Plan of the Capital Area, Inc.	DC	Three Rivers Holdings, Inc.	Unison Health Plan
United Behavioral Health	CA	OptumHealth Holdings, LLC	OPTUMHEALTH BEHAVIORAL SOLUTIONS Plan 21, INCORPORATED United Behavioral Health (Inc.) United Behavioral Health, Inc.
United Behavioral Health of New York, I.P.A., Inc.	NY	United Behavioral Health
United Health Foundation	MN	UnitedHealth Group Incorporated	United Health Hospice Foundation
United HealthCare Services, Inc.	MN	UnitedHealth Group Incorporated
AmeriChoice
Center for Health Care Policy and Evaluation
Charter HealthCare, Inc.
Employee Performance Design
Evercare
Healthmarc
HealthPro
Health Professionals Review
Optum
UHC Management
UHC Management Company
UHC Management Company, Inc.
Unimerica Workplace Benefits
United HealthCare Corporation
United HealthCare Management Company, Inc.
United HealthCare Management Services
United HealthCare Services of Minnesota
United HealthCare Services of Minnesota, Inc.
United Resource Networks
United Resource Networks, Inc.
UnitedHealth Products

United Resource Networks IPA of New York, Inc.	NY	OptumHealth Care Solutions, Inc.
UnitedHealth Advisors, LLC	ME	United HealthCare Services, Inc.	UnitedHealthcare
UnitedHealth Capital, LLC	DE	United HealthCare Services, Inc.
UnitedHealth Group Global Healthcare Services Limited	Ireland	PacifiCare Health Plan Administrators, Inc.
UnitedHealth Group Global Services, Inc.	Philippines	UnitedHeatlh Group International, B.V.
UnitedHealth Group Incorporated	MN	N/A	UnitedHealth Group
UnitedHealth Group Information Services Private Limited	India	UnitedHealth Group International B.V.
UnitedHealth Group International B.V.	Netherlands	UnitedHealth Group Incorporated
UnitedHealth International, Inc.	DE	UnitedHealth Group Incorporated
UnitedHealth Military & Veterans Services, LLC	DE	United HealthCare Services, Inc.
UnitedHealth UK Limited	UK	Ingenix UK Holdings Limited
UnitedHealthcare Benefits of Texas, Inc.	TX	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
UnitedHealthcare Community Plan of Ohio, Inc.	OH	Three Rivers Holdings, Inc.	Unison Unison Kids Unison ABD Plus Unison Health Plan Unison Advantage

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
UnitedHealthcare Community Plan of Texas, L.L.C.	TX	Ovations, Inc.	United Healthcare - Texas UnitedHealthcare Community Plan
UnitedHealthcare Community Plan, Inc.	MI	AmeriChoice Corporation
UnitedHealthcare India Private Limited	India	UnitedHealth Group International B.V.
UnitedHealthcare Insurance Company	CT	UHIC Holdings, Inc.	UnitedHealthOne
UnitedHealthcare Insurance Company of Illinois	IL	UnitedHealthcare Insurance Company
UnitedHealthcare Insurance Company of New York	NY	UnitedHealthcare Insurance Company
UnitedHealthcare Insurance Company of Ohio	OH	UnitedHealthcare Insurance Company
UnitedHealthcare Insurance Company of the River Valley	IL	UnitedHealthcare Services Company of the River Valley, Inc.
UnitedHealthcare International Asia, LLC	DE	UnitedHealth Group Incorporated
UnitedHealthcare of Alabama, Inc.	AL	UnitedHealthcare, Inc.
UnitedHealthcare of Arizona, Inc.	AZ	UnitedHealthcare, Inc.
UnitedHealthcare of Arkansas, Inc.	AR	UnitedHealthcare, Inc.	Complete Health
UnitedHealthcare of Colorado, Inc.	CO	UnitedHealthcare, Inc.	MetraHealth Care Plan
UnitedHealthcare of Florida, Inc.	FL	UnitedHealthcare, Inc.	AMERICHOICE EVERCARE AT HOME OPTUMHEALTH OVATIONS
UnitedHealthcare of Georgia, Inc.	GA	UnitedHealthcare, Inc.	United HealthCare of Georgia
UnitedHealthcare of Illinois, Inc.	IL	UnitedHealthcare, Inc.
UnitedHealthcare of Kentucky, Ltd.	KY	United HealthCare Services, Inc.
UnitedHealthcare of Louisiana, Inc.	LA	UnitedHealthcare, Inc.
UnitedHealthcare of Mississippi, Inc.	MS	UnitedHealthcare, Inc.
UnitedHealthcare of New England, Inc.	RI	United HealthCare Services, Inc.	Ocean State Physicians Health Plan
UnitedHealthcare of New Mexico, Inc.	NM	UnitedHealthcare Insurance Company
UnitedHealthcare of New York, Inc.	NY	AmeriChoice Corporation	AmeriChoice
UnitedHealthcare of North Carolina, Inc.	NC	UnitedHealthcare, Inc.
UnitedHealthcare of Ohio, Inc.	OH	United HealthCare Services, Inc.
UnitedHealthcare of Oklahoma, Inc.	OK	PacifiCare Health Plan Administrators, Inc.	PacifiCare PacifiCare Health Options PacifiCare of Oklahoma Secure Horizons
UnitedHealthcare of Oregon, Inc.	OR	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
UnitedHealthcare of Pennsylvania, Inc.	PA	Three Rivers Holdings, Inc.	Unison Health Plan & Unison Advantage
UnitedHealthcare of South Carolina, Inc.	SC	Three Rivers Holdings, Inc.
UnitedHealthcare of Texas, Inc.	TX	UnitedHealthcare, Inc.
UnitedHealthcare of the Mid-Atlantic, Inc.	MD	UnitedHealthcare, Inc.
UnitedHealthcare of the Midlands, Inc.	NE	UnitedHealthcare, Inc.
UnitedHealthcare of the Midwest, Inc.	MO	UnitedHealthcare, Inc.
UnitedHealthcare of Utah, Inc.	UT	UnitedHealthcare, Inc.
UnitedHealthcare of Washington, Inc.	WA	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
UnitedHealthcare of Wisconsin, Inc.	WI	UnitedHealthcare, Inc.	UNITEDHEALTHCARE OF WISCONSIN-PERSONAL CARE PLUS
UnitedHealthcare Plan of the River Valley, Inc.	IL	UnitedHealthcare Services Company of the River Valley, Inc.
UnitedHealthcare Service LLC	DE	UnitedHealthcare Insurance Company
UnitedHealthcare Services Company of the River Valley, Inc.	DE	UnitedHealthcare, Inc.

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
UnitedHealthcare, Inc.	DE	United HealthCare Services, Inc.
UnitedHealthOne Agency, Inc.	IN	Golden Rule Financial Corporation	UnitedOne Insurance Agency
Wanderer Management Services, Inc.	DE	Collaborative Care Holdings, LLC
WellMed Medical Management of Florida, Inc.	FL	WellMed Medical Management, Inc.
Princeton Medical Management Resources of Florida, Inc.
WellMed at Fort Pierce
WellMed at Port St. Lucie - East
WellMed at Port St. Lucie - Wes
WellMed at South Stuart
WellMed at North Stuart
WellMed at Vero Beach
WellMed at Sebastian
WellMed at St. Lucie Medical Center

WellMed Medical Management, Inc.	TX	Collaborative Care Holdings, LLC	HealthRight DataRaps, Inc Silver Life Fitness
Wellness, Inc.	IL	OptumHealth Care Solutions, Inc.	Illinois Wellness, Inc. Wellness, Inc. (Illinois) Wellness, Inc. of Illinois
Worldwide Clinical Trials, SL	Spain	OptumInsight, Inc.